SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 20, 2003

                           ZARLINK SEMICONDUCTOR INC.
             (Exact name of Registrant as specified in its charter)

           Canada                       1-8139                      None
(State or other jurisdiction     (Commission File No.)         (IRS Employer
    of incorporation)                                        Identification No.)

                                 400 March Road,
                         Ottawa, Ontario, Canada K2K 3H4
                    (Address of principal executive offices)

                  Registrant's telephone number: (613) 592-0200

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Item 7. Financial Statements and Exhibits.

(a) Financial Statements - None

(b) Pro Forma Financial Information - None

(c) Exhibits:

Exhibit No.           Description

   99.1 Notice of Annual Meeting of Shareholders and Management Proxy Circular dated May 30, 2003 (furnished pursuant to Item 9 of
            Form 8-K).

    99.2    Form of Proxy (furnished pursuant to Item 9 of Form 8-K).

Item 9. Regulation FD Disclosure.

      The annual general meeting of shareholders of Zarlink Semiconductor Inc. is scheduled to take place on Wednesday, July 16, 2003. Attached as Exhibit 99.1 to this Report is Zarlink's Notice of Annual Meeting of Shareholders and Management Proxy Circular, dated May 30, 2003, each of which was mailed to Zarlink's shareholders on June 20, 2003. Attached as Exhibit 99.2 to this Report is Zarlink's Form of Proxy.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Zarlink Semiconductor Inc.

Date: June 20, 2003                  By: /s/ Scott Milligan
                                         ------------------------------
                                         Scott Milligan
                                         Senior Vice President of Finance and
                                         Chief Financial Officer